UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 25, 2016

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 25, 2016, Kellogg Funding Company, LLC (“Kellogg Funding”) entered into a second amendment (the “Amendment”) to its previously disclosed Receivables Purchase Agreement (the “Receivables Purchase Agreement”), dated July 13, 2016, among Kellogg Business Services Company, as servicer, and Coöperatieve Rabobank U.A., New York Branch (“Rabobank”), as purchaser and administrative agent. The Amendment made certain technical modifications to the Receivables Purchase Agreement.

On November 25, 2016, ING Luxembourg S.A. (“ING”) was added as an additional purchaser to the Receivables Purchase Agreement pursuant to a Joinder Agreement (the “Joinder Agreement”) among Kellogg Funding, ING and Rabobank. The Joinder Agreement increases the maximum aggregate amount of outstanding uncollected short-term trade accounts receivable the purchasers may purchase at any time to $600 million, with each purchaser responsible for funding up to $200 million.

For a complete description of the terms and conditions of the modifications to the receivables securitization program, please refer to the Amendment and the Joinder Agreement, which are filed with this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 with respect to the Joinder is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1
Second Amendment to Receivables Purchase Agreement, dated as of November 25, 2016, among Kellogg Funding Company, LLC, Kellogg Business Services Company, Coöperatieve Rabobank U.A., New York Branch, and the other Purchasers party thereto

Exhibit 10.2	Joinder Agreement, dated as of November 25, 2016, among Kellogg Business Services Company, ING Luxembourg S.A., and Coöperatieve Rabobank U.A., New York Branch

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: November 30, 2016	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1
Second Amendment to Receivables Purchase Agreement, dated as of November 25, 2016, among Kellogg Funding Company, LLC, Kellogg Business Services Company, Coöperatieve Rabobank U.A., New York Branch, and the other Purchasers party thereto

Exhibit 10.2	Joinder Agreement, dated as of November 25, 2016, among Kellogg Business Services Company, ING Luxembourg S.A., and Coöperatieve Rabobank U.A., New York Branch